Exhibit 10.2

FIFTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Fifth Amendment”), dated as of February 17, 2016, amends that certain Second Amended and Restated Credit Agreement, dated as of June 12, 2013, as amended by a First Amendment thereto dated as of December 20, 2013, a Consent to Reporting Extension dated as of July 23, 2015, a Second Amendment thereto dated as of August 21, 2015, a Waiver to Credit Agreement dated as of September 29, 2015, a Consent to Additional Reporting Extension dated as of October 23, 2015, a Third Amendment thereto dated as of November 30, 2015 (the “Third Amendment”), and a Fourth Amendment thereto dated as of December 28, 2015 (collectively, the “Credit Agreement”), by and among ADS MEXICANA, S.A. DE C.V., a corporation organized under the laws of the United Mexican States (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement) PARTY THERETO, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended the time for the delivery of (i) the audited financial statements of ADS for the fiscal year ended March 31, 2015, certified by independent certified public accountants in accordance with Section 8.3.2 [Annual Financial Statements] of the Credit Agreement (the “2015 Audited Financial Statements”), and (ii) the financial statements of ADS for the fiscal quarter ended June 30, 2015, (the “Q1 Quarterly Financial Statements”) and the financial statements of ADS for the fiscal quarter ended September 30, 2015 (the “Q2 Quarterly Financial Statements”), each to be delivered in accordance with Section 8.3.1 [Quarterly Financial Statements] of the Credit Agreement.

WHEREAS, the Borrower and the Guarantors have requested (i) that the Lenders provide an additional extension of time for the delivery of the 2015 Audited Financial Statements, the Q1 Quarterly Financial Statements and the Q2 Quarterly Financial Statements, and (ii) that the Lenders provide an extension of time for the delivery of the financial statements of ADS for the fiscal quarter ended December 31, 2015, (the “Q3 Quarterly Financial Statements).

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2. Amendments to Credit Agreement.

The following new definitions are hereby inserted in Section 1.1 [Certain Definitions] of the Credit Agreement in alphabetical order:

“Fifth Amendment shall mean the Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of February 17, 2016.”

“Fifth Amendment Effective Date shall mean the date upon which the Fifth Amendment became effective pursuant to its terms.”

3. Extension of Financial Reporting. In accordance with Section 11.1 [Modifications, Amendments or Waivers] of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the delivery by ADS of the 2015 Audited Financial Statements, the Q1 Quarterly Financial Statements, the Q2 Quarterly Financial Statements and the Q3 Quarterly Financial Statements on or prior to April 1, 2016. If ADS fails to deliver the 2015 Audited Financial Statements, the Q1 Quarterly Financial Statements, the Q2 Quarterly Financial Statements and the Q3 Quarterly Financial Statements to the Administrative Agent on or before 11:59 P.M. (Pittsburgh, Pennsylvania time) on April 1, 2016, such default shall constitute an Event of Default without regard to any grace period otherwise provided with respect violations of Section 9.1.4 of the Credit Agreement. The Administrative Agent and the Lenders hereby waive any Potential Default (including a Potential Default of Section 8.3.4.1 relating to required certification) resulting from the Loan Parties’ non-compliance with the provisions of the Credit Agreement with respect to the foregoing. The consents of the Lenders described in this paragraph are limited to the specific covenants referenced and do not constitute a consent to the waiver of any other covenant or provision of the Credit Agreement or any other Loan Document, nor do such consents indicate any agreement on the part of the Lenders to grant any such consent in the future.

4. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Fifth Amendment shall not be effective until the date each of the following conditions precedent has been satisfied (such date is referred to herein as the “Fifth Amendment Effective Date”):

(a) The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Fifth Amendment;

(b) The Senior Noteholders (2010) under the Amended and Restated Private Shelf Agreement for ADS’ 5.60% Senior Series A Secured Notes due September 24, 2018 and 4.05% Senior Series B Secured Notes due September 24, 2019 have executed and delivered an amendment to such Amended and Restated Private Shelf Agreement between such Senior Noteholders (2010) and ADS pursuant to which such Amended and Restated Private Shelf Agreement is amended to be consistent with the amendments of the Credit Agreement as set forth in this Fifth Amendment;

(c) ADS shall have paid the amendment fees at such times as are set forth in the fourth amendment to ADS Credit Agreement dated of even date herewith in accordance with the terms of Section 6(c) of such amendment. No separate fee is payable to the Lenders under this Fifth Amendment;

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(d) The Borrower and each Guarantor, by its execution and delivery of this Fifth Amendment, shall have and be deemed to have certified to the Administrative Agent and the Lenders that the certificates dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Borrower or such Guarantor, as applicable, on behalf of itself and the Guarantors, remain true, correct and complete on and as of the Fifth Amendment Effective Date; other than as set forth in the Third Amendment;

(e) Since March 31, 2015, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(f) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Fifth Amendment;

(g) The Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, reasonable attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(h) All legal details and proceedings to be consummated and/or otherwise completed as of the Fifth Amendment Effective Date in connection with the transactions contemplated by this Fifth Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

5. Incorporation into Credit Agreement. This Fifth Amendment shall be incorporated into the Credit Agreement by this reference.

6. Full Force and Effect. Except as expressly modified by this Fifth Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors.

7. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Fifth Amendment and all other documents or instruments to be delivered in connection herewith.

8. Counterparts. This Fifth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

9. Entire Agreement. This Fifth Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto

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relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Fifth Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

10. Governing Law. This Fifth Amendment shall be deemed to be a contract under the laws of the State of Ohio, U.S.A. and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio, U.S.A. without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE – FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fifth Amendment as of the day and year first above written.

BORROWER:

ADS MEXICANA, S.A. DE C.V.

By:	/s/ Gerardo H. Maldonado G.
Name:	Gerardo H. Maldonado G.
Title:	Financial and Administrative Director

GUARANTORS:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Executive Vice President

STORMTECH LLC

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Treasurer

HANCOR HOLDING CORPORATION

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Treasurer

[SIGNATURE PAGE – FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ George M. Gevas
Name:	George M. Gevas
Title:	Senior Vice President

[SIGNATURE PAGE – FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[SIGNATURE PAGE – FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK, individually and as Co-Syndication Agent

By:	/s/ William J. Whitley
Name:	William J. Whitley
Title:	Senior Vice President